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                                                                   EXHIBIT 10.14

                         REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of October 11, 1996 between The Right Start, Inc., a California corporation (the "Company"), and Strategic Associates, L.P., a limited partnership organized under the laws of the State of Delaware ("Purchaser").

          WHEREAS, the Company and Purchaser have entered into a Securities Purchase Agreement dated as of October 11, 1998 (the "Purchase Agreement")

          WHEREAS, pursuant to the Purchase Agreement, the Company and Purchaser desire to enter into this Agreement to provide Purchaser with certain registration rights and to address related matters;

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, the parties agree as follows:

          1. Registration Rights.
             -------------------

             1.1  Demand Registration Rights.
                  --------------------------

                  (a) Subject to the provisions of this Section 1.1, at any time after the date hereof, Purchaser may request registration for sale under the Act of all or part of the Common Stock, no par value, of the Company ("Common Stock") then held by Purchaser or issuable to Purchaser pursuant to conversion of the Convertible Debenture of even date herewith, issued by the Company to Purchaser pursuant to the Purchase Agreement (the "Debenture"). The Company shall thereafter, as expeditiously as practicable, use its best efforts (i) to file with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Act"), a registration statement on the appropriate form (using Form S-3 or other "short form," if available) covering all the shares of Common Stock specified in the demand request and (ii) to cause such registration statement to be declared effective. The Company shall use its best efforts to cause each offering pursuant to this Section 1.1 to be managed, on a firm commitment basis, by a recognized regional or national underwriter. The Company shall not be required to comply with more than two (2) requests by Purchaser for demand registration pursuant to this Section 1.1(a).

                  (b) The Company shall not be required to effect a demand registration under the Act pursuant to Section 1.1(a) above if (i) the Company receives such request for registration within 120 days preceding the anticipated effective
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date of a proposed underwritten public offering of securities of the Company approved by the Company's Board of Directors prior to the Company's receipt of such request; (ii) within 6 months prior to any such request for registration , a registration of securities of the Company has been effected in which Purchaser had the right to participate pursuant to Section 1.2 hereof; or (iii) the Board of Directors of the Company reasonably determines in good faith that effecting such a demand registration at such time would have a material adverse effect upon a proposed sale of all (or substantially all) the assets of the Company, or a merger, reorganization, recapitalization, or similar transaction materially affecting the capital structure or equity ownership of the Company; provided, however, that the Company may only delay a demand registration pursuant to this
Section 1.1(b)(iii) for a period not exceeding 3 months (or until such earlier time as such transaction is consummated or no longer proposed). The Company shall promptly notify Purchaser in writing of any decision not to effect any such request for registration pursuant to this Section 1.1(b), which notice shall set forth in reasonable detail the reason for such decision and shall include an undertaking by the Company promptly to notify Purchaser as soon as a demand registration may be effected.

                 (c) Purchaser may withdraw a request for demand registration at any time before a registration statement is declared effective, in which event the Company shall withdraw such registration statement (and Purchaser shall not be deemed to have requested a demand registration for purposes of Section 1.1(a) hereof). If the Company withdraws a registration statement under this Section 1.1(c) in respect of a registration for which the Company would otherwise be required to pay expenses under Section 1.4(b) hereof, Purchaser shall be liable to the Company for all expenses of such registration specified in Section 1.4(b) hereof in proportion to the number of shares Purchaser shall have requested to be registered, and Purchaser shall not be deemed to have requested a demand registration for purposes of Section 1.1(a) hereof.

          1.2    Piggyback Registration Rights.
                 -----------------------------

                 (a) If at any time or times after the date hereof, the Company proposes to make a registered public offering of any of its securities under the Act (whether to be sold by it or by one or more third parties), other than an offering pursuant to a demand registration under Section 1.1(a) hereof or an offering registered on Form S-8, Form S-4, or comparable forms, the Company shall, not less than 45 days prior to the proposed filing date of the registration form, give written notice of the proposed registration to Purchaser, and at the written request of Purchaser delivered to the Company within 20 days after the

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receipt of such notice, shall include in such registration and offering, and in any underwriting of such offering, all shares of Common Stock that may have been designated in Purchaser's request.

                 (b) If a registration in which Purchaser has the right to participate pursuant to this Section 1.2 is an underwritten offering for the account of the Company or for the account of a security holder (other than Purchaser) pursuant to the exercise of a demand registration right, and the managing underwriters advise the Company or such security holder, as the case may be, in writing that in their opinion the number of securities requested to be included in such registration, together with the securities being offered by the Company or such security holder, as the case may be, exceeds the number which can be effectively sold in such offering, the Company shall include in such registration (i) first, the securities of the Company or such security holder proposed to be sold, and (ii) second, to the extent possible, the Common Stock proposed to be sold by Purchaser and any other selling stockholders, in proportion to the number of shares of Common Stock with respect to which they have requested registration.

                 1.3  Registration Procedures.  The Company shall have no
                      -----------------------
obligation to file a registration statement pursuant to Section 1.1 hereof, or to include shares of Common Stock owned by or issuable to Purchaser in a registration statement pursuant to Section 1.2 hereof, unless and until Purchaser shall have furnished the Company with all information and statements about or pertaining to Purchaser in such reasonable detail and on such timely basis as is reasonably required by the Company in connection with the preparation of the registration statement. Whenever Purchaser has requested that any shares of Common Stock be registered pursuant to Section 1.1 or 1.2 hereof, the Company shall, as expeditiously as reasonably possible:

                 (a) prepare and file with the SEC a registration statement with respect to such shares and use its best efforts to cause such registration statement to become effective as soon as reasonably practicable thereafter (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish counsel for Purchaser with copies of all such documents proposed to be filed);

                 (b) prepare and file with the SEC such amendments and supplements to such registration statement and prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than nine months (or two years, if the provisions of Rule

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415 under the Act are available with respect thereto) or until Purchaser has completed the distribution described in such registration statement, whichever occurs first;

                 (c) furnish to Purchaser such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), and such other document as Purchaser may reasonably request;

                 (d) use its best efforts to register or qualify such shares under such other securities or blue sky laws of such jurisdictions as Purchaser requests (and to maintain such registrations and qualifications effective for a period of nine months or until Purchaser has completed the distribution of such shares, whichever occurs first), and to do any and all other acts and things which may be necessary or advisable to enable Purchaser to consummate the disposition in such jurisdictions of such shares (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not be required but for this Section 1.3(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) file any general consent to service of process in any such jurisdiction);

                 (e) notify Purchaser, at any time during which a prospectus relating thereto is required to be delivered under the Act within the period that the Company is required to keep a registration statement effective, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                 (f) use its best efforts to cause all such shares to be listed on securities exchanges or interdealer quotation systems (including NASDAQ National or Small-Cap Market), if any, on which similar securities issued by the Company are then listed;

                 (g) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as Purchaser reasonably requests (and subject to Purchaser's reasonable approval) in order to expedite or facilitate the disposition of such shares; and

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                 (h) make reasonably available for inspection by Purchaser, by any underwriter participating in any distribution pursuant to such registration statement, and by any attorney, accountant or other agent retained by Purchaser or by any such underwriter, all relevant financial and other records, pertinent corporate documents, and properties (other than confidential intellectual property) of the Company; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by Purchaser or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality.

          1.4    Registration Expenses.
                 ---------------------

          The Company will pay all Registration Expenses of all registrations under this Agreement, provided, however, that if a registration under Section
                      --------  -------
1.1 is withdrawn at the request of Purchaser (other than as a result of information concerning the business or financial condition of the Company that is made known to the Purchaser after the date on which such registration was requested) and if the requesting Purchaser elects not to have such registration counted as a registration requested under Section 1.1, the Purchaser shall pay the Registration expenses of such registration. For purposes of this Section, the term "Registration Expenses" means all expenses incurred by the Company in complying with this Section, including, without limitation, all registration and filing fees (other than National Association of Securities Dealers, Inc. filing fees pursuant to an underwritten offering), exchange listing fees, printing expenses, fees, and expenses of counsel for the Company and the reasonable fees and expenses of one firm or counsel selected by the Purchaser to represent it, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts and selling commissions.

          1.5    Indemnity.
                 ---------

          (a) In the event that any shares of Common Stock owned by Purchaser are sold by means of a registration statement pursuant to Section 1.1 or 1.2 hereof, the Company agrees to indemnify and hold harmless Purchaser, each of its partners and their officers and directors, and each person, if any, who controls Purchaser within the meaning of the Act (Purchaser, its partners and their officers and directors, and any such other persons being hereinafter referred to individually

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as an "Indemnified Person" and collectively as "Indemnified Persons") from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including, without limitation, interest, penalties, and reasonable attorneys' fees and disbursements, asserted against, resulting to, imposed upon or incurred by such Indemnified Person, directly or indirectly (hereinafter referred to in this Section 1.5 in the singular as a "claim" and in the plural as "claims"), based upon, arising out of or resulting from any untrue statement of a material fact contained in the registration statement or any omission to state therein a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based upon, arises out of or result from information furnished to the Company in writing by Purchaser for use in connection with the registration statement.

                 (b) Purchaser agrees to indemnify and hold harmless the Company, its officers and directors, and each person, if any, who controls the Company within the meaning of the Act (the Company, its officers and directors, and any such other persons also being hereinafter referred to individually as an "Indemnified Person" and collectively as "Indemnified Persons") from and against all claims based upon, arising out of or resulting from any untrue statement of a material fact contained in the registration statement or any omission to state therein a material fact necessary in order to make the statement made therein, in the light of the circumstances under which they were made, not misleading, to the extent that such claim is based upon, arises out of or result from information furnished to the Company in writing by Purchaser for use in connection with the registration statement.

                 (c) The indemnification set forth herein shall be in addition to any liability the Company or Purchaser may otherwise have to the Indemnified Persons. Promptly after actually receiving definitive notice of any claim in respect of which an Indemnified Person may seek indemnification under this
Section 1.5, such Indemnified Person shall submit written notice thereof to either the Company or Purchaser, as the case may be (sometimes being hereinafter referred to as an "Indemnifying Person"). The failure of the Indemnified Person so to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability it may have hereunder except to the extent that (a) such liability was caused or materially increased by such failure, or (b) the ability of the Indemnifying Person to reduce such liability was materially adversely affected by such failure. In addition, the failure of the Indemnified Person so to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any

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liability it may have otherwise than hereunder.  The Indemnifying Person shall have the right to undertake, by counsel or representatives of its own choosing, the defense, compromise or settlement (without admitting liability of the Indemnified Person) of any such claim asserted, such defense, compromise or settlement to be undertaken at the expense and risk of the Indemnifying Person, and the Indemnified Person shall have the right to engage separate counsel, at such Indemnified Person's own expense, whom counsel for the Indemnifying Person shall keep informed and consult with in a reasonable manner. In the event the Indemnifying Person shall elect not to undertake such defense by its own representatives, the Indemnifying Person shall give prompt written notice of such election to the Indemnified Person, and the Indemnified Person may undertake the defense, compromise or settlement (without admitting liability of the Indemnified Person) thereof on behalf of and for the account and risk of the Indemnifying Person by counsel or other representatives designated by the Indemnified Person. Notwithstanding the foregoing, no Indemnifying Person shall be obligated hereunder with respect to amounts paid in settlement of any claim if such settlement is effected without the consent of such Indemnifying Person (which consent shall not be unreasonably withheld).

                 (d) If for any reason the foregoing indemnity is unavailable to, or is insufficient to hold harmless, an Indemnified Person, then the Indemnifying Person shall contribute to the amount paid or payable by the Indemnified Person as a result of such claims, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Person and the Indemnified Person as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          1.6    Subsequent Registration Statements.  The Company shall not
                 ----------------------------------
cause or permit any new registration statements (except registration statements on Form S-8, S-4, or comparable forms) to become effective during the 90 days after the effective date of a registration statement covering shares of Common Stock owned by Purchaser.

     2.   Miscellaneous.
          -------------

          2.1  Additional Actions and Documents.  Each of the parties hereto
               --------------------------------
hereby agrees to use its good faith best efforts to bring about the consummation of this Agreement, and to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to obtain such

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consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement.

               2.2 Assignment.  Purchaser may assign its rights under this
                   ----------
Agreement to any assignee of the Debenture or the shares of Common Stock issuable thereunder.

               2.3 Entire Agreement; Amendment.  This Agreement, including the
                   ---------------------------
other writings referred to herein or delivered pursuant hereto, constitutes the entire agreement among the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by a party against whom enforcement of the amendment, modification, or discharge is sought.

               2.4  Limitation on Benefits.  It is the explicit intention of the
                    ----------------------
parties hereto that no person or entity other than the parties hereto (and their respective successors and assigns) is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns.

               2.5 Binding Effect.  This Agreement shall be binding upon and
                   --------------
shall inure to the benefit of the parties hereto and their respective successors and assigns.

               2.6  Governing Law.    This Agreement, the rights and obligations
                    -------------
of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of Delaware (excluding the choice of law rules thereof).

               2.7  Notices.  All notices, demands, requests, or other
                    -------
communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery (including delivery by courier), telegram, telex, or facsimile transmission, addressed as follows:

               (a) If to the Company:

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                          The Right Start, Inc.
                          5334 Starling Center Drive
                          Westlake Village, California 91361
                          Attention:  President
                          Facsimile:

                          with a copy (which shall not constitute notice) to:

                          Milbank, Tweed, Hadley & McCloy
                          601 S. Figueroa, 30th Floor
                          Los Angeles, CA 90017
                          Attention:  Kenneth J. Baronsky, Esq.
                          Facsimile:  (213) 629-5063

                    (b)   If to Purchaser:

                          Strategic Associates, L.P.
                          10 North Calvert Street, Suite 735
                          Baltimore, Maryland 21202
                          Attention:  Mr. David L. Warnock
                          Facsimile:  410/347-2963

                          with a copy (which shall not constitute notice) to:

                          George P Stamas, Esq.
                          Wilmer, Cutler & Pickering
                          100 Light Street
                          Baltimore, Maryland 21202
                          Facsimile: 410/986-2828

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a telex) the answer back being deemed conclusive (but not exclusive) evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

          2.8 Headings.  Article and Section headings contained in this
              --------
Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

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          2.9  Execution in Counterparts.  To facilitate execution, this
               -------------------------
Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of each party appear on each counterpart; but it shall be sufficient that the signature of each party appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of all of the parties hereto.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first above written.

                                        THE RIGHT START, INC.



                                        By:  /s/ Jerry R. Welch
                                             ------------------
                                             Jerry R. Welch
                                             Chief Executive Officer


                                        STRATEGIC ASSOCIATES, L.P.

                                        By:  Cahill, Warnock & Company, LLC
                                             its general partner


                                        By   /s/ David L. Warnock
                                             --------------------
                                             David L. Warnock
                                             Managing Member

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